MUTUAL FUND VARIABLE ANNUITY TRUST

SUPPLEMENT DATED AUGUST 10, 1998
TO THE PROSPECTUS DATED DECEMBER 29, 1997


The following supercedes the third paragraph in the Portfolio Manager section of the Prospectus on page 18 of the Prospectus:

"Leonard Lovito, Vice President and Senior Portfolio Manager at Chase, and Mr. Adams are responsible for the management of the Asset Allocation Portfolio. Mr. Lovito joined Chase in 1998. Prior to joining Chase, from 1984 to 1998, Mr. Lovito was a Vice President at J. & W. Seligman & Co., Inc., where he managed a number of fixed income portfolios and mutual funds. Prior to joining Seligman, Mr. Lovito was a Securities Administrator in the Investment Department of the Dime Savings Bank of New York."